Exhibit 99.2

Investor & Analyst Session June 29, 2021

2  Forward Looking Statements  Certain statements made in this release that are not historical facts are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward - looking statements include but are not limited to statements relating to our expected continuing expansion of market share from investment in capacity, innovation and showrooms; expected future growth of revenue, average selling price, adjusted EBITDA, adjusted EBITDA margins, and earnings and anticipated growth rates and sources of growth; average sales and gross margins from our showrooms; our ability to successfully develop and introduce new products; changes to our digital capabilities and related impacts on our business; demand for our products; expectations regarding consumer behavior; our ability to expand our online, wholesale and showroom operations; expectations regarding channel mix; and the impact of our new manufacturing facility and related capacity expansion on our business. Statements based on historical data are not intended and should not be understood to indicate the Company's expectations regarding future events. Forward - looking statements provide current expectations or forecasts of future events or determinations. These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements. Factors that could influence the realization of forward - looking statements include, among others: uncertainties regarding the extent and duration of the impact of the COVID - 19 pandemic on many aspects of our business, operations and financial performance; disruptions to our manufacturing processes; changes in economic, financial and end - market conditions in the markets in which we operate; fluctuations in raw material prices; the financial condition of our customers and suppliers; competitive pressures, including the need for technology improvement, successful new product development and introduction; and the risk factors outlined in the "Risk Factors" section of our Annual Report on Form 10 - K filed with the Securities and Exchange Commission (the "SEC") on March 11, 2021, as amended by our Annual Report on Form 10 - K/A filed with the SEC on May 10, 2021, and in our Quarterly Report on Form 10 - Q filed with the SEC on May 17, 2021. The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law.  Non - GAAP Financial Measures  Adjusted EBITDA and Adjusted EBITDA margin are non - GAAP financial measures that remove the impact of certain non - cash and non - recurring costs. Management believes that the use of such non - GAAP financial measures provides investors with additional useful information with respect to the impact of various adjustments, which we view as a better measure of our operating performance. Refer to the Appendix to this presentation for the reconcilation of historical non - GAAP financial measure to the most comparable GAAP financial measure. With respect to the Company’s Adjusted EBITDA and Adjusted EBITDA margin outlook for the next 3 to 5 year, a quantitative reconciliation to the corresponding GAAP information cannot be provided without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of our control, or cannot be reasonably predicted, including but not limited to warrant liabilities and stock based compensation. For the same reasons, the Company is unable to assess the probable significance of the unavailable information, which could have a material impact on its future GAAP financial results

3  We are Purple.  We are reinventing comfort.

4 4  2018  2015 20.7  2016  2017 16.2  2019 17.2 17.5 19.7 +6% p.a.  Source: UBS Mattress Sector Outlook, ISPA, Furniture Today, US Census Retail, Haver The mattress industry is strong and growing, with favorable future tailwinds Favorable Tailwinds  Increased investment in home  Focus on wellness  Suburbanization and relocation  Rising e - commerce adoption  Shift to premium US Mattress & Foundation Market Size, $M

5 5 Volume is shifting to the biggest addressable opportunity: mass premium and premium products 36% 38% 37% 41% 34% 41% 35% 36% 32% 36% 17% 19% 20% 19% 22% 6% 7% 7% 8% 8%  Mass Premium  ($1k - $2k)  2016  Mass Market  ($500 - $1k)  2015  2017  2018  Entry - level  (<$500)  2019  Premium  (>$2k) 18% 17% 16% 16% 14% 30% 28% 29% 28% 27% 29% 28% 30% 31% 29% 24% 27% 25% 25% 29%  2017  2015  2016  2018  2019  Unit volume  Retail revenues  U.S. mattress market share by price segment 1 Source: ISPA Prices based on queen mattress

6 6 17% 17% 15% 15% 17% 17% 17% 19% 17% 15% 22% 19% 20% 18% 14% 14% 13% 11% 11% 13% 6% 6% 7% 7% 8% 4% 3%  2019  26%  2016  26%  24%  2015  2017  27%  26% 1% < 1%  2018 2% 1% 2% 2% Others We are the fastest growing major US mattress brand Source: Bank of America Global Research Hardlines Report, September 9 2020 (cited sources: Furniture Today, ISPA, Company Rep ort s, BofA Global Research) US Bedding Manufacturer Market Share, %

7 Our revenues have grown nearly 80% each year  2016  2017  2019  2018  2020 $65M $197M $286M $428M $648M +78% CAGR

8 • Differentiated product with unique benefits and high customer satisfaction • Disruptive innovation in a sleepy category lacking differentiation • Proprietary materials and manufacturing behind our differentiated product • Digital - first model that enables rapid scale • Profit focused with favorable unit economics and growing efficiencies • Proven track - record of operational execution and transformation Why we’re winning… …and will continue to win • Broadening assortment of premium, proprietary products • Expanding capacity and fulfilment • Expanding distribution in wholesale and showrooms to address unmet demand • Growing margin while reinvesting for continued growth • Revolutionizing sleep with next generation mattress solutions currently in development • Long term growth opportunities in new markets and major non - sleep categories

9 Quality sleep is a significant and recurring problem... 1. National Center for Chronic Disease Prevention and Health Promotion, Division of Population Health (2017) 2. CDC, as of 2016 3. https://pubmed.ncbi.nlm.nih.gov/28348990/, published 2016 4. Purple research  70 million Americans of all ages suffer from chronic sleep problems 1  35% of adults do not get recommended 7 hours of sleep per night 2  10 - 30% of adults suffer chronic insomnia 3  Nearly 1 in 2 adults ages 25 - 55 report pain as the primary reason they look for a new mattress 4

… and investors are betting big on future consumer spend in the category purple







Technology

$1.6B+ invested in sleep technology since 2017[2]

Consumer Spending

+$40B spent on sleep aids and therapies in 2016 in US alone, growing **+6%** per annum through 2020

Research

~$450M invested in **sleep research** in 2020, **+90% increase** from 2014[1]

However, most of these solutions are around the mattress, and often don't leverage the largest common component: the mattress itself

1. National Institute of Health
2. Crunchbase
3. Euromonitor

10

The mattress industry has moved slowly on innovation, and the innovations launched all bring trade-offs purple

A brief history of mattress category technology innovation







	Pocket coils (1950s)	Waterbeds (1970s)	Adjustable foundations (1980s)	Memory foam (1990s)	Adjustable mattresses (1990s)
+	Comfort Less motion transfer Durability	Comfort Thermal management	Adjustability	Comfort Less motion transfer	Adjustability
–	Support	Support Reliability Legislation	Innovation excludes the mattress	Thermal management Unresponsiveness	Moves between trade-offs

Improvements to date come with significant trade-offs

Note: dates indicate when different technologies achieved market traction

11

12 Industry standards of “soft” vs. “firm” disguise the inherent trade - off between comfort and support  Optimal sleep  requires both comfort and support Comfort Soft surface to fall asleep quickly and soundly Support Firmness to maintain alignment and wake free from pain

13 Our gel grid technology reframed the longstanding debate around “firm vs. soft” – offering the benefits of both Continuous grid of columns provides exceptional support across large surface areas like the firmest traditional mattress Proprietary “buckling column” design accommodates specific pressure points better than the softest traditional mattress

14 The Purple Difference As proven innovators, we used technology to tackle the problem head - on and “change the game” Proprietary gel grid technology provides both pressure point relief and joint support Open grid structure minimizes points of contact and facilitates airflow and cooling Grid responds immediately to movement, maintaining balance of comfort and support  Balance of comfort and support  Thermal management  Responsiveness

15 100% 95% 70% 40% 37% 25% 35% 32% 5% 20% 21% 5%  2010  1990 5%  2000 10% +  2025 Forecast Coil Hybrid (coil + foam)  2020 Gel grid Foam We believe our gel grid is disrupting the sector as memory foam did – but more quickly with ecommerce & DTC Premium mattress mix by category SOURCE: International Sleep Products Association, public company filings, Purple team analysis Illustrative estimates

Approximately 90% of our revenue is from products comprised of materials we developed, made on machines we invented purple

MADE IN USA





Material science and manufacturing expertise

- Decades of experience developing proprietary comfort technologies
- Dozens of proprietary polymers and applications
- Continued innovation on product and manufacturing efficiency

+

8 Proprietary Mattress Max™ Machines

- Designed and built by Purple, the Mattress Max™ machine is a critical enabler
- Revolutionary technology makes large-format injection molding possible
- Unlike anything in the market – and extremely difficult to replicate

=

Our competitive moat

~90%

of 2020 revenue

leverages proprietary technology

(1) As of March 31, 2020

16

17 Our product expansions are fueled by dozens of unique polymer and purple grid combinations (1) As of March 31, 2020 Exclusive rights, 220+ granted or pending patents 1 Patents span products and manufacturing processes and equipment Dozens of polymer and grid combinations designed explicitly to application 5 product extensions beyond the mattress 5 mattresses Patents Polymers and grids Continued innovation

18 By going digital first, we have grown bigger, faster, and with better economics than any player to date Broad reach Favorable economics Owned distribution Smart social and digital campaigns generated consumer awareness and excitement across target audiences at favorable price point Premium price point and vertically integrated manufacturing process solidified favorable economics on first digital transaction Distribution via owned website fostered rapid nation - wide reach , attracting and serving new fans without reliance on slower physical retail expansion

19 Customers are our most influential product advocates  +30%  Of customers learn about Purple through word of mouth  In Customer S atisfaction 2 - Years in a Row with mattresses online by J.D. Power  #1 SOURCE: J.D. Power website. 1. Report measures customer satisfaction with mattress purchases based on seven factors (in order of importance): comfort; price ; support; durability; warranty; variety of features; and customer service. The report is based on responses from 2,348 customers who purchased a mattress in the 12 months prior to fielding th e s urvey. The report was fielded in August through September 2020

20 Our success has given us the confidence to set bold goals for the next 3 - 5 years in annual net revenue Adj. EBITDA margin $2 - 2.5B 14 - 15%

We've developed a detailed strategic plan prioritizing three "big moves" to drive profitable growth purple

		Today	3-5 years
1. Elevate product offering	**Gain market share in premium mattress core** with value-added high-end innovation	**~$1,900** Mattress ASP[1] **4** Mattress families	**~$2,400** Mattress ASP[1] **6+** Mattress families
	Grow non-mattress revenue via mattress customer attachment and stand-alone sales initiatives	**~$140M** in non-mattress revenue	**$400-500M** in non-mattress revenue
2. Expand distribution ecosystem	**Accelerate owned showroom buildout**	**13** owned showrooms	**+200** owned showrooms
	Scale wholesale with high-performing, premium partners	**~2,300** wholesale doors	**~3,500** wholesale doors
3. Increase Margins	**Optimize pricing and promotions, and drive efficiencies** in manufacturing and distribution, enabling growth and capturing benefits of scale	**10.7%** adj. EBITDA margin[2]	**14-15%** adj. EBITDA margin

1. Represents average price paid by the consumer across all channels
2. Average of 2019 and 2020 adjusted EBITDA Margins which were 7.8% and 13.6%, respectively. COVID-related benefits contributed to an increase in adjusted EBITDA margin in 2020.

21

Assortment elevation and distribution expansion combine to drive significant revenue growth

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Purple revenue growth over the next 3-5 years

Illustrative



Wholesale and showroom expansion drive top-line growth
2
~$650M
$600+
$400+
$400+
$75+
$2-2.5B
2020
Current Mattress
Higher unit volume and taking price on existing assortment
New Mattress
Introduction of 2+ new mattresses priced above $4,000
Non Mattress
Attachment growth across assortment, particularly bases, plus strong standalone sales
Canada
Exclusive partnership with Sleep Country Canada
3-5 years from now
1a
1b

22

23 1a. We will expand our mattress assortment to address opportunities at higher price points… SOURCE: DTC listings, brand websites, retailer listings Product and pricing architecture of select competitors 1 $0 $4,000 $1,000 $5,000 $2,000 $6,000 $3,000 $1,500 $610 $1,975 $2,600 $500 $5,099 $1,000 $1,599 $3,999 $5,000 $2,000 The Purple Mattress $1,199 Purple Hybrid Premiere 4 $3,099 $695 up to $6,000 Future innovation - led offerings 1. As of May 27, 2021, prices shown are original list prices excluding any discounts; based on queen model

24 1b. …and complement our core mattress offerings with differentiated comfort solutions Newly - launched $ 9 99 Ascent Adjustable Base Bases and Foundations that complement our growing mattress assortment Compelling Standalone Products that leverage proprietary Purple technologies Differentiated, premium products expand comfort categories, attract and retain customers to drive LTV Meaningful headroom for assortment expansion, premiumization, attachment Newly - launched $ 199 Harmony King Pillow

25 63 605 60 125 81 271 191 202 2. We will anchor our physical retail ecosystem on 200+ owned showrooms across the US  2020 US retail footprint across peer set, #  Mattress Peers  DTC Peers  Furniture Peers  Purple showroom economics 1. Company estimates for target showroom locations, based on performance to date (limited actuals due to 2020 shutdowns) 200 + 2025 Purple target show - room count $100 - 300K Annual rent 2,000 - 3,000 Square feet >50% Planned avg. gross margin ~$2M Planned avg. sales per door 1 ~$600k Avg. showroom capital cost Payback period <15 months Projected footprint trend

26  Proposed Wholesale Footprint Expansion  # of Doors 2. An expanded network of wholesale partners will allow us to meet customers wherever they shop 2,300 3,500 Today 3 - 5 years +1,200 Achieve balance of speciality mattress, furniture, and department store retail Prioritize wholesale partner quality over quantity , ensuring brand alignment and true partnership Drive same store sales growth by sharing and leveraging best practices Create a collaborative ecosystem and navigate channel conflicts Guiding principles for expansion

27 2. Selective expansion of our wholesale channel will protect Purple’s premium brand positioning  Moderate store count that will optimize ROI for identifying, onboarding and supporting partners  Reach target consumer demographic willing to spend in the premium segment  Consultative sales process by knowledgeable team members  Flexible brand assortment policies granting Purple ability to alter assortment in doors  Merchandising freedom to deliver Purple - specific experience (e.g., displays)  Premium brand and store experience reinforcing Purple’s premium product and brand positioning

28 3. Mix shift, promotion optimization and operational efficiencies will drive margin expansion; some gains reinvested for growth Adj. EBITDA today 1 Adj. EBITDA 3 - 5 years from today 10.7% 14 - 15% Mix shift Smart promotions Manufacturing efficiency gains Fixed cost spread Scaled distribution Input cost management Reinvestments for growth Towards new, higher margin products Favoring high margin products From new machines with higher throughput, automation, OEE initiatives Across higher revenue Nationwide due to increased volumes (e.g., FTL vs. LTL) With suppliers to optimize prices, protect from surges Including R&D, showroom expansion, wholesale growth, people ops  Purple Adj. EBITDA expansion over the next 3 - 5 years Illustrative 3 1. Average of 2019 and 2020 Adjusted EBITDA Margins which were 7.8% and 13.6%, respectively. COVID - related benefits contributed to an increase in Adjusted EBITDA margin in 2020.

29 Our innovation in mattresses is just getting started  Fall asleep faster  Stay asleep longer  Wake up feeling better than ever At Purple, we are committed to helping you:

30 We’re uniquely positioned to innovate like a startup, and scale like an industry leader Agility Scale ~6 years in mattress business +65% of revenue from DTC online +220 patents +1.5M sq. ft. of manufacturing ~2300 wholesale doors +10 new products brought to market

31 We continue to focus on the three core aspects of sleep Where others simply see a mattress, we see a platform for revolutionizing the future of better sleep…  3 to 5 years  Today  Balance of comfort and support Products that naturally balance your body for your most comfortable sleep yet Proprietary gel grid technology provides both pressure point relief and joint support  Thermal management Products that automatically assist in temperature optimization Open grid structure minimizes points of contact and facilitates airflow and cooling  Responsive - ness Products that intuitively adjust to your position to maximize restful sleep Grid responds immediately to movement, maintaining balance of comfort and support

32 …with the Purple mattress as the central platform unifying the latest in sleep innovation Adjustability AI / Automation Monitoring

33 33 In addition, we see further revenue opportunities on the horizon: new markets and new product categories 2020 2018 2019 $ 286 M 5+ years from now 3 - 5 years from now $ 428 M $ 648 M $2 - 2.5B Strategy: Drive global expansion in premium markets Why we can win: Successful Canada expansion offers critical learnings Strategy: Expand comfort tech into new categories Why we can win: Successful seat cushion line proves ability to innovate and play in adjacent categories New markets New categories

34 We have built an experienced leadership team to help Purple realize its full potential Joe Megibow Craig Phillips John Legg Casey McGarvey Tres White Patrice Varni Chief Executive Officer Chief Financial Officer Chief Operating Officer Chief Legal Officer Chief Retail Officer Chief Marketing Officer

 Financial Results

36 Purple Has Achieved High Growth and Expanded Into Wholesale Source: Company filings Note: Dollars in millions Mattress Average Selling Price Net Revenue Growth 45.1% 49.9% 51.4% 52.3% 46.3% Wholesale DTC 67.0% 33.0% $285.8 $428.4 $648.5 $122.4 $186.4 2018 2019 2020 1Q ’20 1Q ’21 92.2% Other 7.8% Bedding Channel Net Revenue Q1’21 Product Net Revenue Q1’21 $1,484.0 $1,774.0 $1,842.0 $1,863.0 $1,913.0 2018 2019 2020 1Q ’21 1Q ’20 38.0% 19.5% 3.8% 2.7% 7.6%

37 Margin Enhancing Profile Source: Company filings Note: Dollars in millions (1) See Appendix for Non - GAAP Reconciliation 1Q 21 1Q 20 44.1% 2020 2019 47.0% 46.9% 43.5% Adj. EBITDA (1) Gross Profit Margin 7.8% 13.6% 12.2% 8.7% $33.4 $88.1 $10.6 $22.8 2019 2020 1Q 20 1Q 21 Gross Margin levers include new, higher - price point products, channel mix shift, and operational efficiencies across inputs, labor , manufacturing and freight Adj. EBITDA levers include advertising costs, spend efficiencies, and reinvestments for growth

38 Consistent Execution and Cost Management Source: Company filings Note: Percentages calculated based on net revenue General & Administrative Marketing & Sales 33.1% 1Q 21 2018 2019 2020 1Q 20 29.0% 36.3% 30.0% 29.2% 6.3% 1Q 20 2018 2019 6.2% 8.3% 2020 1Q 21 6.2% 7.8%

39 Non - GAAP Reconciliation Management believes that the use of Adjusted EBITDA, which is a non - GAAP financial measure, provides investors with additional u seful information with respect to the impact of various adjustments, which we view as a better measure of our operating performance. Other companies may calcul ate this non - GAAP measure differently than we do. Adjusted EBITDA has limitations as an analytical tool, and you should not consider this information i n i solation or as a substitute for our financial results prepared in accordance with GAAP. A reconciliation of GAAP net income (loss) to the non - GAAP measure of Adjusted EBITDA is provided below. Adjusted EBITDA represe nts net income (loss) before interest expense, net other income and depreciation and amortization, excluding certain non - cash and non - recurring costs incurre d. NOTE: Restatements are a result of reclassifying certain warrants as expenses instead of equity due to the SEC's recent state men t regarding how warrants issued in or after a SPAC company IPOs should be viewed for purposes of classification.

40 Historical Balance Sheet NOTE: Restatements are a result of reclassifying certain warrants as expenses instead of equity due to the SEC's recent state men t regarding how warrants issued in or after a SPAC company IPOs should be viewed for purposes of classification.

41 Historical Income Statement NOTE: Restatements are a result of reclassifying certain warrants as expenses instead of equity due to the SEC's recent state men t regarding how warrants issued in or after a SPAC company IPOs should be viewed for purposes of classification.

42 Historical Cash Flow Statement NOTE: Restatements are a result of reclassifying certain warrants as expenses instead of equity due to the SEC's recent state men t regarding how warrants issued in or after a SPAC company IPOs should be viewed for purposes of classification.